UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 15, 2021

Date of Report

(Date of earliest event reported)

Cornerstone OnDemand, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 001-35098

Delaware	13-4068197
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1601 Cloverfield Blvd.

Suite 620 South

Santa Monica, CA 90404

(Address of principal executive offices, including zip code)

(310) 752-0200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSOD	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Second Supplemental Indenture

On September 15, 2021, Cornerstone OnDemand, Inc. (the “Company”) entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) with U.S. Bank National Association, as the trustee (the “Trustee”) under that certain Indenture, dated as of December 8, 2017 (as amended by that certain First Supplemental Indenture, dated as of April 20, 2020, and as further amended by the Second Supplemental Indenture, the “Indenture”), between the Company and the Trustee, in connection with the merger of the Company with and into Sunshine Software Merger Sub, Inc. (“Merger Sub”) (the “Merger”), with the Company surviving as an indirect wholly-owned subsidiary of Sunshine Software Holdings, Inc. (“Parent”), pursuant to that certain Agreement and Plan of Merger, dated as of August 5, 2021, between the Company, Parent and Merger Sub. The Second Supplemental Indenture provides, among other things, for the amendment of Section 4.07 of the Indenture to permit the financing for the Merger and for the mechanics regarding the automatic conversion of certain outstanding convertible notes into cash upon closing of the Merger. The foregoing description of the Second Supplemental Indenture is not complete and is qualified in its entirety by reference to the complete terms and conditions of the Indenture, including the Second Supplemental Indenture, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated September 15, 2021, between Cornerstone OnDemand, Inc. and U.S. Bank National Association, as trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE ONDEMAND, INC.

/s/ Adam Weiss
Adam Weiss
Chief Administrative Officer & General Counsel

Date: September 21, 2021